EXHIBIT 10.6
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                                      LEASE

         1. CAMERON-ELMWOOD REALTY, LLC, a Massachusetts corporation ("LESSOR"), which expression shall include its successors and assigns where the context so admits, does hereby lease to NEW TILT, INC, a Delaware corporation with a principal place of business at 48 Grove Street, Somerville, Massachusetts ("LESSEE"), which expression shall include its successors, heirs, nominees and assigns where the context so admits, and the LESSEE hereby leases the PREMISES.

         2. PREMISES: 5,000 rentable square feet of space (the "PREMISES") in the Building known as 36-38 Cameron Avenue, Cambridge and 87 Elmwood Street, Somerville, both in Massachusetts (together, the `Building"), together with nonexclusive access thereto over the land on which the Building is located (together with the Building, the "Property"), as more particularly shown on Exhibit "A" attached hereto and made a part hereof, including the exclusive use of nine (9) parking spaces in the parking lot shown on said Exhibit A (the "Lot"), as designated from time to time by LESSOR, which parking spaces shall be at no additional cost to LESSEE. LESSEE's use of the Lot shall be subject to the right of the LESSOR to reasonably restrict parking during repair, maintenance and restriping work affecting the parking area and during snowplowing operations, and to reasonably and temporarily designate the use of one (1) parking space for snow storage.

         3. TERM: The term of this Lease shall be three (3) years, commencing March 6, 2006 and terminating on March 5, 2009.

         LESSOR hereby acknowledges that LESSEE has entered into a sublease between LESSEE, as subtenant, and ALZHEIMER'S DISEASE and RELATED DISORDERS ASSOC TION OF EASTERN MASSACHUSETTS, INC., as sublandlord (the "Sublandlord") dated [December] 2004 (the "Sublease"), pursuant to which LESSEE has leased the PREMISES from Sublandlord. Notwithstanding anything to the contrary contained herein, (i) execution of this Lease shall not be considered LESSOR's consent to the Sublease, (ii) all of LESSEE's rights and obligations hereunder are expressly contingent on the Sublease being executed between Sublandlord and LESSEE and on LESSOR consenting to such Sublease, and (iii) if said Sublease is not executed by LESSEE and Sublandlord on or before December 31, 2004 and original executed copies of same provided to LESSOR, this Lease shall be null and void, and otherwise, this Lease shall be in full force and effect.

         In the event LESSOR permits LESSEE, or any agent, employee or contractor of LESSEE, to enter, use or occupy the Premises prior to the commencement of the term of the Sublease, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, LESSEE's compliance with the insurance requirements of Article 16.
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         4. BASE RENT: For the term of the lease, the LESSEE shall pay to the
LESSOR monthly in advance, without setoff prior demands, or deductions, base rent as follows:

------------------------ ------------------ ------------------ -----------------
                                            MONTHLY BASE RENT  ANNUAL BASE RENT
------------------------ ------------------ ------------------ -----------------
(i)                      First Lease Year   $7,812.50          $ 93,750.00
------------------------ ------------------ ------------------ -----------------
(ii)                     Second Lease Year  $8,229.16          $ 98,750.00
------------------------ ------------------ ------------------ -----------------
(iii)                    Third Lease Year   $9,062.50          $108,750.00
------------------------ ------------------ ------------------ -----------------

Notwithstanding the above, the first month's rent shall be paid upon execution of this Lease.

         5. RENT ADJUSTMENTS:

         (A) LESSEE hereby acknowledges that LESSEE is responsible for its proportionate share of any and all Operating Expenses arising with respect to the Property in excess of the Operating Expenses Base and all Tax Expenses in excess of the Tax Base in the manner hereinafter set forth (as such terms are hereinafter defined). Accordingly, the LESSEE shall pay to the LESSOR as additional rent 33% ('LESSEE's Share") of all excess Operating Expenses and excess Tax Expenses incurred by LESSOR annually for the Property of which the leased PREMISES are a part. The parties acknowledge and agree that the percentage representing LESSEE's Share will be adjusted on a pro rata basis if, as and when the total rentable square footage of the Building or the PREMISES changes during the Term.

         (B) (i) The LESSEE shall pay to the LESSOR as additional rent LESSEE's Share of all real estate taxes, betterment charges, water and sewer charges, and any other charges levied against the land and building of which the leased PREMISES are a part, due and payable in each year (together "Tax Expenses") which are in excess of the Tax Base.

                  (ii) Such additional rent shall be due on the first day of each calendar month based upon LESSOR's reasonable estimate of one-twelfth (1/12th) of the annual Tax Expenses in excess of the Tax Base. As and when actual real estate tax bills are issued by the City of Cambridge and City of Somerville LESSOR shall provide to LESSEE a statement setting forth the Tax Expenses and LESSEE's proportionate share of the amount thereof in excess of the Tax Base. Based upon such bills, there shall be an adjustment of the monthly sums due based upon the actual tax bill and the amounts previously paid by LESSEE.

                  (iii) The Tax Base shall be deemed to be the Real Estate Taxes for fiscal year 2005, (July 1, 2004 through June 30, 2005) as finally determined (i.e. assessed as the same may be adjusted by any abatement granted).

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         (C)      (i) LESSEE shall also pay to LESSOR as additional rent
LESSEE's Share of the amount of any and all additional costs and expenses related to the operation and maintenance of the land and Building of which the PREMISES are a part, which are in excess of the "Operating Expense Base" (as hereinafter defined), including annual costs of casualty, liability, rent loss, and other insurance; betterment assessments; utilities not paid directly by LESSEE as described in Paragraph 6; maintenance, repairs, cleaning and reasonably necessary replacement of the Building and common elements thereof, including reasonable amortized (over their useful life, as reasonably determined by LESSOR) capital repairs and replacements with a reasonable interest factor which are correctly characterized for accounting purposes as "capital" (but excluding capital expenditures for improvements unless designed to comply with legal requirements or to improve the operating efficiency of the Building); air-conditioning and heating maintenance costs; waste disposal; snow removal and landscaping; security, safety and alarm services; parking lot and driveway restriping; reasonable material costs; reasonable equipment costs including the costs of maintenance, repair and service agreements; reasonable tool costs; costs of necessary licenses, permits and inspection fees; wages and salaries allocable to the Building; employee benefits and payroll taxes allocable to the Building; accounting fees; management and administrative fees (so long as such fees are consistent with management and administrative fees charged in the Boston area for similar buildings), and any and all other reasonable operating expenses for the Property, subject to the provisions of subsection (ii) below (together "Operating Expenses"). Such additional rent shall be due monthly, payable in advance on the first day of each month based upon LESSOR's reasonable estimate of annual Operating Expenses. Within 120 days of the end of each calendar year, LESSOR shall provide LESSEE with a final accounting of Operating Expenses for such year, which final accounting shall be accompanied by a statement of Operating Costs for the Calendar Year for which LESSOR's notice applies. If the amount of additional rent for each calendar year shall be based upon LESSOR's reasonable estimate thereof, such estimate maybe adjusted by LESSOR from time to time based upon more current information. Year-end adjustments shall be made accordingly after the end of each Calendar Year as aforesaid or the end of the Lease Term as appropriate when the final statement of costs and expenses for each Calendar Year is available. If, during any portion of a calendar year for which operating expenses are being computed (including 2005 for computing the Operating Expense Base) pursuant to this Section, less than the entire rentable area of the Building is occupied or LESSOR is not supplying all occupants with the same services being supplied hereunder, such costs and expenses shall be reasonably extrapolated in order to. take into account the costs and expenses which would have been incurred had the entire rentable area of the Building been occupied and had such services been supplied to all occupants. LESSEE's Share of Operating Expenses for any portion of the Term that is not a full Calendar Year shall be on a pro rata basis except for those expenses which are expressly and identifiably specific to the time period included in the Term, which shall be allocated to the Term.

                  (ii) Notwithstanding the foregoing, Operating Expenses shall not include the following: (a) the cost of repairs or replacements (i) resulting from casualty losses or eminent domain takings (other than the amount of any deductible), (ii)

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correcting defects in design or construction of the Building, or (iii) for interior and exterior capital improvements to the roof and exterior walls of Buildings (except that repointing of the bricks of #36 Cameron Ave. once during the Term shall be included in Operating Expenses); (b) costs incurred due to violation by LESSOR or other tenants of the Building of the terms and conditions of any lease for space in the Building; (c) depreciation or amortization of the Building or any part thereof (d) replacement or contingency reserves; (e) ground lease rents or payment of any debt or equity obligations; (f) legal and other professional fees relating to negotiations with or eviction of tenants, leasing, financing or other services not related to the normal operation, maintenance, cleaning, repair and protection of the Property; (g) brokerage fees and commissions; (h) any expenses for which LESSOR is reimbursed (either by a tenant, insurer, condemnor or other person or entity), but only to the extent of such reimbursement, including the cost of special services rendered to Building tenants which are directly chargeable to such tenants; (i) expenses for renovating tenant space for the sole benefit of a particular tenant; (j) executive salaries; (k) mortgage financing charges; (1) any ground lease rental or financing costs (including debt service) for the Property, fines or costs due to violations of law, unless such fines or costs are caused by LESSEE's acts or omissions; (m) costs incurred for marketing expenses and real estate broker commissions; or (n) LESSOR's legal fees and costs, provided, however, that LESSEE shall be responsible for legal fees and costs incurred by LESSOR as otherwise provided under this Lease Operating Expenses shall be reduced by the amount of any proceeds, awards, payments, guarantees, credits, reimbursements or other savings, including operational savings, which LESSOR actually receives and which are applicable to Operating Expenses, less the cost reasonably incurred in recovering such amount.

                  (iii) The "Operating Expense Base" shall be deemed to mean the actual operating expenses for the Property for calendar year 2005 (as reasonably extrapolated by LESSOR in order to take into account the costs and expenses which would have been incurred had the entire rentable area of the Building been occupied.

         6. (a) SERVICES AND UTILITIES: LESSOR shall provide access to the Building's utilities (together, the "Utilities"), including but not limited to electricity, gas, heat and air conditioning, water and sewer to the PREMISES and the hallways and stairways serving the PREMISES during normal business hours on regular business days of the heating and cooling seasons of each year, and LESSOR agrees to light passageways and stairways appurtenant to the PREMISES if any, during such business hours as is customary in similar buildings in the city or town in which the Property is located. LESSOR shall in no event be responsible for interruptions due to an accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control. Notwithstanding anything to the contrary contained herein, LESSEE shall have the right to terminate this Lease if any such interruption continues for more than one hundred twenty (120) days. LESSOR shall provide to the common areas cleaning,. repairs and maintenance, restroom supplies, lighting, HVAC and janitorial services for which

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LESSEE shall pay its LESSEE Share of the cost thereof as provided in Paragraph
5(c) hereof.

                  (b) Upon LESSEE's request, LESSOR shall furnish the same Utilities and related equipment used during normal business hours to the PREMISES, the hallways and stairways serving the PREMISES during non-normal business hours and on non-normal business days. If any such Utilities are not separately metered for the PREMISES, LESSEE shall pay for same at a cost reasonably established from time to time by LESSOR.

         The LESSEE shall pay directly to the utility supplying such services all Utility costs invoiced for or relating to the PREMISES and arising during the Term. Such charges shall include any Utility taxes (for example water and sewer taxes) and access charges (i.e., electric hookup or linkage charges) charged relative to Utilities used on the PREMISES. In the event any such charges relating to the PREMISES or Common Areas are billed to LESSOR, the LESSEE shall pay to LESSOR the portion thereof directly attributable to the PREMISES or, if such charges are grouped together for the Building as a whole, the LESSEE's Share thereof as additional rent. Such additional rent shall be due and payable to LESSOR within ten (10) days of written notice by LESSOR of the amount of said additional rent. Said amount shall be calculated using LESSEE's Share of the Building or, less than the entire building, LESSEE's reasonable pro rata share of the metered area that includes the PREMISES. Upon request of LESSEE, LESSOR shall provide LESSEE with copies of any invoices received from such utilities.

         7. USE OF LEASED PREMISES; The LESSEE shall use the leased PREMISES for the purpose of general office use, as defined in the City of Cambridge Zoning Ordinance. LESSEE shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of LESSOR first obtained.

         LESSEE shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the "LESSEE Entities") to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively `Environmental Laws"), nor shall LESSEE suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, LESSEE may handle, store, use or dispose of products containing standard quantities of Hazardous

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Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover, cleaning materials and solvents commonly used in offices in the Boston, Massachusetts area, and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that LESSEE shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. LESSEE shall protect, defend, indemnify and hold each and all of the LESSOR its agents or employees, harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual failure of LESSEE to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by LESSEE or any LESSEE Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual failure of LESSEE to keep, observe, or perform any provision of this Section 7.

         8. COMPLIANCE WITH LAWS: The LESSEE acknowledges that no trade or occupation shall be conducted in the leased PREMISES or use made thereof which will be unlawful, improper, noisy or offensive as more fully referenced in the Rules and Regulations attached hereto, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the PREMISES are situated.

         9. FIRE INSURANCE: The LESSEE shall not permit any use of the leased PREMISES which will make voidable any insurance on the Property of which the leased PREMISES are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers.

         10. MAINTENANCE OF PREMISES: The LESSEE agrees to maintain at its own expense the leased PREMISES in the same condition as they are at the commencement of the term or as they may be put in during the term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass whole if damaged. The LESSEE shall not permit the leased PREMISES to be overloaded, damaged, stripped or defaced, nor suffer any waste nor will LESSEE engage in any yard sales or "going out of business sales" at the PREMISES. LESSEE shall obtain written consent of LESSOR before erecting any sign on the PREMISES.

         LESSEE shall be responsible, at its own cost and expense, for reasonable cleaning services to the Premises.

         The LESSOR agrees to arrange for any structural repairs necessary to the Building and to fix roof leaks. The costs of such repairs shall only be considered Operating Expenses to the extent permitted by Section 5(c) hereof, except that LESSEE shall be responsible for the costs thereof if the repairs are due to LESSEE's negligent acts

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or omissions. The LESSOR agrees as an Operating Expense to maintain, repair and clean all common areas including common bath rooms, and to provide a common dumpster on the Property for trash disposal.

         11. ALTERATIONS - ADDITIONS: The LESSEE shall not make structural alterations or additions to the leased PREMISES or alterations or repairs to the Building Systems (such as HVAC, plumbing and electrical systems), but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld, conditioned or delayed, provided the quality of the alteration is equal to or better than the improvements previously existing. No wiring may be affixed to sprinkler pipes in the Building.

         Notwithstanding the foregoing, LESSEE may make alterations to the Premises without LESSOR's consent, which shall not be unreasonably withheld, conditioned or delayed, provided (i) the quality of the alteration is equal to or better than the improvements previously existing; (ii) the aggregate cost of all alterations not consented to by LESSOR in any two (2) month period are less $5,000, (iii) the alterations do not involve or effect the Building Structure or systems (such as, but not limited to HVAC, and plumbing and electrical) and (iv) such alterations do not involve attachments to the wall, except for pictures, paintings, clocks and other items commonly hung on the walls of offices in the Boston, Massachusetts area. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction and in compliance with all applicable laws. For any alterations requiring LESSOR consent, LESSEE shall use only contractors and mechanics approved by LESSOR and shall not proceed until LESSOR has approved LESSEE's plans for the alterations, which plans shall be in reasonable detail. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased PREMISES for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE and affixed to the PREMISES shall become the property of the LESSOR at the termination of occupancy as provided herein.

         12. ASSIGNMENT - SUBLEASING: LESSEE shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than LESSEE, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of LESSOR, such consent not to be unreasonably withheld, conditioned or delayed, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. If LESSOR elects to grant such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this Lease.

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         In connection with any request by LESSEE for consent to an assignment or sublet, LESSEE shall submit to LESSOR, in writing, a statement containing the name of the proposed assignee, subtenant or other third party, such information as to its financial responsibility and standing as LESSOR may reasonably require, and all of the terms and provisions upon which the proposed transaction is to take place. If the rent received by LESSEE on account of a proposed assignment or sublease exceeds the Yearly Fixed Rent and Additional Rent, allocated to the space subject to any such sublease in the proportion of the area of such space to the area of the entire leased Premises, plus actual out of-pocket expenses incurred by LESSEE in connection therewith, including brokerage commissions and the cost of preparing such space for occupancy, LESSEE shall pay to LESSOR one hundred percent (100%) of such excess, monthly as received by LESSEE.

         LESSEE shall reimburse LESSOR promptly, as Additional Rent, for reasonable legal and other expenses incurred by LESSOR in connection with any request by LESSEE for any consent required under the provisions of this Article.

         The listing of any name other than that of LESSEE, whether on the doors of the leased Premises or on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the leased Premises or be deemed to be the written consent of LESSOR mentioned in this Article, it being expressly understood that any such listing is a privilege extended by LESSOR revocable at will by written notice to LESSEE.

         If this Lease be assigned, or if the leased Premises or any part thereof be sublet or occupied by anybody other than LESSEE, LESSOR may at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and other charges herein reserved, but no such collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of LESSEE from the further performance by LESSEE of covenants on the part of LESSEE herein contained. The consent by LESSOR to an assignment or subletting or occupancy shall not in any way be construed to relieve LESSEE from obtaining the express consent in writing of LESSOR to any further assignment or subletting or occupancy. LESSEE shall remain fully and primarily liable for all its obligations hereunder notwithstanding any assignment, subletting or occupancy.

         In the event that LESSEE shall desire to enter into an assignment or sublease to any party other than an Affiliate, then LESSEE shall give LESSOR notice thereof and LESSOR may elect to recapture such space from LESSEE by giving notice to LESSEE of such election not later than fifteen (15) days after receiving notice of such sublease or assignment from LESSEE. In the event that LESSOR shall not elect so to recapture such space for any reason, then LESSEE may enter into such assignment or sublease within one hundred eighty (180) days after LESSOR has elected not to recapture such space on terms and conditions not materially more favorable to the assignee or subtenant than

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those set forth in the notice to LESSOR. If LESSEE shall not so enter into such assignment or, sublease, or if after LESSOR has elected not to recapture such space, LESSEE shall alter the terms and conditions thereof to make them materially more favorable as aforesaid, LESSEE shall again notify LESSOR and LESSOR shall have an additional fifteen (15) days within which to elect to recapture such space. In the event that LESSOR recaptures such space from LESSEE, LESSOR and LESSEE shall execute an amendment terminating this Lease as to that portion of the Premises which is recaptured by LESSOR, and such termination shall be effective upon the execution of such amendment and the vacating of such space in the condition required by Section 20 hereof by LESSEE and LESSEE shall have no further liability for rent or other liabilities accruing under the Lease for such recaptured space after the date of such termination (but neither party shall be released from obligations to the other existing as of the day preceding such termination).

         LESSOR shall not unreasonably withhold or delay its consent to a subletting or assignment requested by LESSEE, provided that: (i) in LESSOR's reasonable judgment, the business of the proposed subtenant or assignee or the proposed use of the Premises will not adversely affect the reputation or image of the Building (subleases or assignments for governmental uses, for medical or dental offices or for health or fitness facilities being examples of businesses or uses which may adversely affect the Building's reputation or image as a first class office building); (ii) the total number of tenants (including LESSEE) occupying any floor within the Premises at any one time shall not exceed three
(3), which number shall be prorated for partial floors; (iii) such sublease(s) shall not, in the aggregate, cover more than 25% of the Rentable Area of the Premises; (iv) the rent to be derived by such sublease or assignment is payable monthly at a fixed rate or at a rate which is determinable from the terms of the sublease or assignment and not based on the net or gross income or profits derived by such subtenant assignee from the Premises;(v) the proposed subtenant or assignee is a reputable party of financial worth and stability sufficient in the LESSOR's sole and reasonable judgment to perform its obligations pursuant to a sublease or assignment, and would not impose a greater load upon the Premises, and the Building Services (such as janitorial and security services, if any) than is imposed by LESSEE; (vi) the sublease or assignment agreement requires payment of the rent and other amounts as required of LESSEE hereunder with respect to the space being sublet or assigned which are in no event less than that being offered by LESSOR for similar space in the Building under Leases then being or recently negotiated; (vii) the proposed subtenant or assignee (nor any person which, directly or indirectly controls, is controlled by, or is under common control with, the proposed assignee and, or subtenant) is not then an occupant of any part of the Building and within the prior six (6) months, has not had negotiations with LESSOR to lease space in the Building; (viii) LESSEE is not then in default of its obligations under the Lease and (ix) LESSOR has been furnished with information sufficient to make a determination as to each of the foregoing requirements. If LESSOR shall withhold such consent, it shall set forth in writing the reasons therefor.

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         13. SUBORDINATION AND ESTOPPELS: This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the Property of which the leased PREMISES are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds or trust or other such instruments in the nature of a mortgage. The foregoing subordination is expressly conditioned upon LESSEE hereby reserving the right to continued occupancy of the PREMISES in accordance with the terms of this Lease for so long as LESSEE is not in default hereunder. LESSEE shall attorn to any mortgagee of LESSOR, and agrees to execute such further evidence of attornment as said mortgagee may from time to time request. Such attornment shall not be terminated by foreclosure by mortgagee, and said mortgagee may, at his option, accept or reject such attornments. Within ninety (90) days of execution of this Lease, LESSOR agrees to obtain a written subordination, nondisturbance and attornment agreement from its present Lender which has the effect of Lender agreeing to recognize LESSEE's tenancy in the event of foreclosure, provided LESSEE pays any reasonable fees incurred by LESSOR in connection therewith. LESSOR further agree to use reasonable efforts to obtain a similar such agreement from any future lenders.

         LESSEE shall at any time and from time to time upon not less than ten
(10) days' prior notice by LESSOR or by a Mortgagee to LESSEE, execute, acknowledge and deliver to the party making such request a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which Rent has been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate LESSOR is in default in performance of any covenant, agreement, term, provisions or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of any interest in the Property, any Mortgagee or prospective Mortgagee, any prospective assignee of any Mortgage, or any other party designated by LESSOR. The form of any such estoppel certificate requested by a Mortgagee shall be satisfactory to such Mortgagee.

         14. LESSOR'S ACCESS: The LESSOR or agents of the LESSOR may, during the last nine (9) months of the Term, at reasonable times and upon reasonable advance notice, which notice may, for the purpose of this Paragraph 14 only, be given orally if given to any full-time employee of LESSEE, enter to view the leased PREMISES or to show the leased PREMISES to prospective tenants or individuals involved in, or who may become involved in, renovating or renting the PREMISES to prospective tenants and may affix to any suitable part of the leased PREMISES a notice for letting or selling the leased PREMISES or property of which the leased PREMISES are a part and keep the same so affixed without hindrance or molestation. LESSOR may, without prior notice to LESSEE, enter the PREMISES at any time for purposes of emergency repair of the PREMISES or the Building. LESSOR may, upon reasonable prior notice to LESSEE, which notice may, for the purpose of this Paragraph 14 only, be given orally if given to any full-time employee of LESSEE, enter the PREMISES at reasonable times for purposes of maintenance of the PREMISES or any portion of the Building. LESSOR shall use reasonable efforts to minimize disturbance to LESSEE upon any such entry. LESSOR may remove placards and signs in the PREMISES and the Building not approved and affixed as herein provided.

         15. INDEMNIFICATION AND LIABILITY: To the extent not covered by insurance proceeds, the LESSEE shall save the LESSOR harmless from all claims, loss, liability, costs, and damages of whatever nature arising from any event of default by LESSEE under this Lease and from any accident, injury, death or damage whatsoever to any person, or to the property of any person including all loss and damage occasioned by fire or other casualty, by use or escape of water or by bursting of pipes, or by any nuisance made or suffered on the leased PREMISES to the extent of LESSEE's sole negligence or LESSEE's proportionate share of any joint or concurrent negligence, unless such loss is solely caused by an omission, fault, negligence or other misconduct of Lessor. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be LESSOR's responsibility.

         16. LESSEE'S LIABILITY INSURANCE: The LESSEE shall maintain with respect to the leased PREMISES and the Property, of which the leased PREMISES are a part, comprehensive public liability insurance in combined single limit of not less than the amount of $2,000,000, which amount shall be increased, from time to time, to such higher amounts as may be reasonably required by LESSOR and are customarily carried by responsible tenants in comparable premises in the Greater Boston area, with property damage insurance in limits of $250,000, plus insurance on the contents of the PREMISES in limits of $250,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property and contents as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein. LESSEE can have less insurance provided the amount is approved by the LESSOR and a certificate is supplied.

         17. FIRE, CASUALTY - EMINENT DOMAIN: Should a substantial portion of the leased PREMISES, or of the Property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate the lease, in which event neither party shall have any further rights or obligations hereunder, except as expressly set forth herein. "Substantial" as used in the preceding sentence shall mean at least twenty-five (25%) percent or any portion rendering the Premises unfit for LESSEE's use. When such fire, casualty or taking renders the leased PREMISES substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this Lease if:.

         (a) The LESSOR fails to give written notice within forty five (45) days of intention to restore leased PREMISES or

         (b) The LESSOR fails to restore the leased PREMISES to a condition substantially similar to the condition in which they were in immediately prior to such fire, casualty or taking within one hundred twenty (120) days of said fire, casualty or taking.

         The LESSOR reserves, and the LESSEE grants to the LESSOR, all awards to which the LESSEE may be entitled for damages or injury to the leased PREMISES for any taking by eminent domain, except for damage to the LESSEE's fixtures, property or equipment and relocation expenses, provided the same is separately designated by the taking award.

         18. DEFAULT AND BANKRUPTCY: In the event that:

         (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for five (5) days after written notice thereof; or

         (b) The LESSEE shall default in the observance of performance of any other of the LESSEE's covenants, agreements or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof, or if such default cannot be cured within thirty (30) days, then if LESSEE has not diligently commenced curing such default within such thirty (30) day period, and shall not thereafter with diligence and good faith, proceed to remedy or cure such default and shall cure such default within ninety (90) days thereafter; or

         (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased PREMISES, to declare the term of this Lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof and the expiration of any applicable cure period, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed, LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any actions or proceeding, such sums paid or obligations insured, with interest at the rate of higher of (i) the rate of twelve (12%) percent per annum or (ii) the Prime Rate as published by the Wall Street Journal plus five (5%) percent per annum, and costs, shall be paid to the LESSOR by the LESSEE as additional rent, pursuant to Paragraph 5 herein.

         (d) Upon the termination of this Lease under the provisions of this Article, LESSEE shall pay to LESSOR the Rent payable by LESSEE to LESSOR up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to LESSOR as damages, at the election of LESSOR either:

                  (x) the amount by which, at the time of the termination of this Lease (or at any time thereafter if LESSOR shall have initially elected damages under Subparagraph (y), below), (i) the aggregate of the Rent projected over the period commencing with such time and ending on the originally scheduled Termination Date as stated in Article 1 exceeds (ii) the aggregate projected rental value of the leased PREMISES for such period, or,

                  (y) amounts equal to the Rent which would have been payable by LESSEE had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the originally scheduled Termination Date as specified in Article 1, provided, however, if LESSOR shall re let the Demised PREMISES during such period, that LESSOR shall credit LESSEE with the net rents received by LESSOR from such re letting, such net rents to be determined by first deducting from the gross rents as and when received by LESSOR from such re letting the expenses incurred or paid by LESSOR in terminating this Lease, as well as a pro rata portion of the expenses of re-letting, including altering and preparing the Demised, PREMISES for new LESSEE's, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the Demised PREMISES and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall LESSEE be entitled to receive any excess of such net rents over the sums payable by LESSEE to LESSOR hereunder and (ii) in no event shall LESSEE be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re letting except to the extent that such net rents are actually received by LESSOR prior to the commencement of such suit. If the Demised PREMISES or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re letting and of the expenses of re letting.

         Notwithstanding anything to the contrary contained herein, in the event of termination, LESSOR shall use reasonable efforts to promptly relet the Premises and mitigate LESSEE's damages. In no event shall (i) LESSEE be entitled to receive any excess of such net rents over the sums payable by LESSEE to LESSOR hereunder and (ii) LESSEE be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re letting except to the extent that such net rents are actually received by LESSOR prior to the commencement of such suit. If the leased PREMISES or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re letting and of the expenses of re letting.

         Suit or suits for the recovery of such damages, or any installments thereof may be brought by LESSOR from time to time at its election, and nothing contained herein shall be deemed to require LESSOR to postpone Suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

         Nothing herein contained shall be construed as limiting or precluding the recovery by LESSOR against LESSEE of any sums or damages to which, in addition to the damages particularly provided above, LESSOR may lawfully be entitled by reason of any default hereunder on the part of LESSEE.

         (e) If LESSEE shall default in the performance of any covenant on LESSEE's part to be performed as in this Lease contained, LESSOR may immediately after the expiration of any applicable cure period, or at any time thereafter, without notice, perform the same for the account of LESSEE. If LESSOR at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of LESSEE to comply with any provision hereof, or if LESSOR is compelled to or does incur any expense, including without limitation reasonable attorneys' fees, in successfully prosecuting and/or defending any action or proceeding arising by reason of any default of LESSEE hereunder, LESSEE shall on demand pay to LESSOR by way of reimbursement the sum or sums so paid by LESSOR with all interest, costs and damages. Without limiting the generality of the foregoing, in the event that any Rent is in arrears, LESSEE shall pay, as Additional Rent, a delinquency charge equal to two percent (2%) of the arrearage for each calendar month (or fraction thereof during which it remains unpaid, provided, however, that LESSOR agrees not to charge such a fee on the first occasion that Rent is overdue during any twelve (12) month period during the Term provided the same is paid within five (5) days of the expiration of the cure period therefor, as set forth herein.

         (f) The specified remedies to which LESSOR may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which LESSOR may at any time be lawfully entitled, and LESSOR may invoke any remedy (including without limitation the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

         19. NOTICE: Any notice from the LESSOR to the LESSEE relating to the leased PREMISES or to the occupancy thereof, shall be deemed duly served, if left at the leased PREMISES, or if sent by recognized overnight delivery service such as Federal Express providing records of delivery or registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased PREMISES or to the occupancy thereof, shall be deemed duly served if sent by recognized overnight delivery service such as Federal Express providing records of delivery or registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at:

         c/o Joshua Massey
         76 Town Farm Road
         Ipswich, MA 01938-1368

         or such other locations as LESSOR may designate from time to time in writing.

         20. SURRENDER: The LESSEE shall at the expiration or other termination of this Lease remove all LESSEE's good and effects from the leased PREMISES (including, without hereby limiting the generality of the foregoing, all signs and lettering, affixed or painted by the LESSEE, either inside or outside the leased PREMISES). LESSEE shall deliver to the LESSOR the leased PREMISES, and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased PREMISES, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the PREMISES, LESSOR is hereby authorized, without liability to LESSEE for damage thereof, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or, if LESSEE fails to remove such property after thirty
(30) days written notice from LESSOR, to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

         21. NON-SUBROGATION: Insofar as and to the extent that the following provision may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the locality in which the PREMISES are located: LESSOR and LESSEE mutually agree that, with respect to any hazard which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and form any and all claims with respect to such loss; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof. In the event that extra premium is payable by either party as a result of this provision, the other party shall reimburse the party paying such premium the amount of such extra premium. If, at the request of one party, this release and non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this paragraph shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims.

         22. COVENANT OF QUIET ENJOYMENT: LESSEE, subject to the terms and provisions of this Lease on payment of the rent and observing, keeping and performing all of the terms and conditions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the demised PREMISES during the terms hereof without hindrance or ejection by any persons lawfully claiming under LESSOR and its successors and assigns. In addition, LESSEE specifically agrees to look solely to LESSOR's interest in the PREMISES for recovery of any judgment from LESSOR, it being specifically agreed that neither the LESSOR nor anyone claiming under the LESSOR shall ever be personally liable for any such judgment. It is further understood and agreed that with respect to any services to be furnished by LESSOR to LESSEE, LESSOR shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond the LESSOR's reasonable control, or for any cause due to any act or neglect of the LESSEE or its servants, agents, employees, licensees, or any person claiming by, through or under the LESSEE or any termination for any reason of LESSOR's occupancy of the PREMISES from which the service is being supplied by LESSOR, provided that LESSEE shall have the right to terminate this Lease if any such interruption continues for more than one hundred twenty (120) days.

         23. SECURITY DEPOSIT: LESSEE shall pay to LESSOR, simultaneously with the execution of this Lease, a security deposit in the amount of Eighteen Thousand One Hundred Twenty Five Dollars ($18,125.00), which sum LESSOR shall hold throughout the Term of this Lease as security for the performance b y LESSEE of all obligations on the part of LESSEE hereunder. LESSOR shall have the right from time to time without prejudice to any other remedy LESSOR may have on account t hereof, to apply such deposit, or any part thereof, to LESSOR'S damages arising from, or to cure, any Default of LESSEE after the expiration of any applicable cure period. If LESSOR shall so apply any or all of such deposit, LESSEE shall immediately deposit with LESSOR the amount so applied to be held as security hereunder and any failure on the part of LESSEE to so restore the Security Deposit within five (5) business days of LESSOR'S demand therefor shall constitute a Default of LESSEE under this Lease. There then existing no Default of LESSEE, LESSOR shall return the deposit, or so much thereof as shall theretofore not been applied in accordance with the terms of this Section promptly to LESSEE on the expiration or earlier termination of the Term of this Lease and surrender of possession of the Premises by LESSEE to LESSOR at such time. While LESSOR holds such deposit, LESSOR shall have no obligations to pay interest on the same and shall have the right to commingle the same with LESSOR'S other funds. If LESSOR conveys LESSOR'S interest under this Lease, the deposit, or any part thereof not previously applied, may be turned over by LESSOR to LESSOR'S grantee, and, if so turned over, LESSEE agrees to look solely to such grantee for proper application of the deposit in accordance with the terms of this Section and the return thereof in accordance therewith. The holder of a mortgage shall not be responsible to LESSEE for the return or application of any such deposit, whether or not it succeeds to the position of LESSOR hereunder, unless such deposit shall have been received in hand by such holder. LESSOR hereby represents and warrants that LESSOR shall properly transfer any such deposit to LESSOR's successor in interest, if any, including, without limitation, the holder of any mortgage who succeeds to the position of LESSOR hereunder. The provisions of this Paragraph 24 shall survive the expiration or early termination of the Lease.

         24. FINANCIAL STATEMENTS. LESSEE shall annually provide LESSOR with LESSEE's financial statements (including a balance sheet, a profit and loss statement and cash flow statement) certified as accurate by an officer of the LESSEE within 90 days of the close of LESSEE's fiscal year.

         25. LESSOR WORK: LESSOR shall provide the following improvements to the
Premises: (i) repair or replace bent window blinds, (ii) repaint existing gypsum wallboard existing color. LESSOR shall install building standard signage for LESSEE on the Building's tenant directory and next to the 36 Cameron Avenue main entrance. LESSOR shall be responsible for the costs of such improvements. LESSEE agrees to take the Premises in their AS IS condition, except for the LESSOR's Work.

         26. RULES AND REGULATIONS: Provided that such rules and regulations do not materially diminish LESSEE's use and enjoyment of the Premises and are not materially inconsistent with the terms hereof, LESSOR may impose from time to time reasonable rules and regulations for the Building such as may be necessary or desirable for the reputation, safety, care or appearance of the Property, or the maintenance thereof or comfort of other tenants in the Building, and LESSEE shall faithfully observe the same. LESSOR agrees to use reasonable efforts to apply such rules and regulations in a non-discriminatory manner among the various tenants in the Building. LESSOR shall not be liable to LESSEE for violation of the same by other tenants of the Building, or persons having business with them. The current Rules and Regulations are attached hereto as Exhibit RR. Notwithstanding anything to the contrary contained herein or in the Rules and Regulations, (i) LESSEE shall not be responsible for the compliance with the Rules and Regulations of any other tenant or occupant of the Building, and (ii) LESSEE shall be permitted pictures, paintings, clocks and other items commonly hung on the walls of offices in the Boston, Massachusetts area in accordance with Paragraph 11 hereof.

         27. PARKING. LESSEE hereby acknowledges that parking spaces at and near the Building are at a premium and that parking by tenants (and their employees, guests and other agents) of the Building on the public streets near the Building is a serious problem in terms of relations with the residential neighbors of the Building. Accordingly, the parties have negotiated the following provisions relative to parking and acknowledge that compliance therewith is a material element of the LESSEE's performance of its obligations under this Lease

         (a) LESSEE shall maintain and keep current and dependable information on the mode and manner in which its employees arrive at work (i.e. both the times and mode of transportation utilized by such workers). At such time as LESSEE employs fourteen (14) or more employees or independent contractors at the Building, such information shall be provided to LESSOR as and when requested by LESSOR but, in any event, no less frequently than every six months. LESSOR and LESSEE hereby agree that (i) LESSOR shall provide the nine (9) parking spaces in the Lot for LESSEE's use, and (ii) LESSOR shall not object to LESSEE's employees parking up to five (5) vehicles on the streets at any time.

         (b) At such time as fourteen (14) or more of LESSEE'S employees or independent contractors on any particular day commute to work by driving. LESSEE shall be responsible for obtaining, at a location other than at the Building, off-street parking for every such employee in excess of fourteen (14) and for insuring that such employees use such off-street parking and shall provide the information described in (a) above to LESSOR

         (c) If LESSEE fails to comply fully with the provisions of subparagraph
(b) above, LESSOR may elect to (but shall not be required to) either (i) obtain such off-street parking for such additional employees or independent contractors upon terms reasonably acceptable to LESSEE in which event LESSEE shall insure that such additional employees use such spaces and the cost thereof shall be deemed additional rent owed by LESSEE to LESSOR on the first of each month during the Term, or, (ii) charge LESSEE additional rent of $100 per month for each parking space in the Lot used by LESSEE'S employees or independent contractors in excess of fourteen (14) spaces (which additional rent shall then be due on the first day of each month during the Term); and such latter sums (to the extent in excess of LESSOR's actual costs) in that event will be used by LESSOR, in its sole discretion, to foster local block relations (potentially including but not limited to a block party, block beautification, or any other idea chosen by LESSOR for the purpose of improving relations with the neighborhood).

         (d) LESSEE also agrees to reasonably encourage use of transportation alternatives by LESSEE's employees and to utilize, as available, whatever programs reasonably would assist in encouraging employee use of such alternative transportation, including, but not limited to, MBTA transit pass programs, at no cost to LESSEE.

         28. LIMITATION OF LESSOR'S LIABILITY. None of the provisions of this Lease shall cause LESSOR to be liable to LESSEE, or anyone claiming through or on behalf of LESSEE, for any special, indirect or consequential damages: including, without limitation, lost profits or revenues. In no event shall any individual partner, officer, shareholder, trustee, beneficiary, director or similar party, including, without limitation, LESSOR's managing agent, be liable for the performance of or by LESSOR or LESSEE under this Lease or any amendment, modification or agreement with respect to this Lease. LESSEE agrees to look solely to LESSOR's interest in the Premises in connection with the enforcement of LESSOR's obligations in this Lease or for recovery of any judgment from LESSOR, it being agreed that LESSOR shall never be personally liable for any judgment, or incidental or consequential damages sustained by LESSEE from whatever cause. LESSEE agrees to look solely to LESSOR'S interest in the Premises in connection with the enforcement of LESSOR's obligations in this Lease or for recovery of any judgment from LESSOR, it being agreed that LESSOR shall never be personally liable for any judgment, or incidental or consequential damages sustained by LESSEE from whatever cause.

         29. SUCCESSORS AND ASSIGNS. The covenants and agreements herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of LESSOR, his successors and assigns, and LESSEE, and LESSEE's successors and assigns, and no extension, modification or change in the terms of this Lease effected with any successor, assignee or transferee shall cancel or affect the obligations of the original LESSEE hereunder unless agreed to in writing by LESSOR. The term "LESSOR" as used herein and throughout the Lease shall mean only the owner or owners at the time in question of LESSOR's interest in this Lease. Upon any transfer of such interest, from and after the date of such transfer, LESSOR herein named (and in case of any subsequent transfers the then transferor), shall be relieved of all liability for the performance or observance of any agreement, conditions or obligations on the part of the LESSOR contained in this Lease except for default by LESSOR prior to such transfer or monies owed by LESSOR to LESSEE and which were not assigned to and repayment thereof assumed by such transferee, provided that if any monies are in the hands of LESSOR or the then transferor at the time of such transfer, and in which LESSEE has an interest, shall be delivered to the transferee, then LESSEE shall look only to such transferee for the return thereof.

         IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto executed this document under seal on this 6th day of December, 2004.


------------------------------------- ------------------------------------------
LESSEE:                               LESSOR:


NEW TILT, INC                         CAMERON-ELMWOOD REALTY, LLC


By: /S/ MICHELLE CHAMBERS             By: /S/ JOSHUA MASSEY
    Name: Michelle Chambers           Name: Joshua Massey
    Its:  President                   Its:  Managing Member



------------------------------------- ------------------------------------------




Hereunto duly authorized


Exhibits. The following exhibits are attached hereto and made a part hereof:


A        Plan of leased Premises


RR -     Rules and Regulations

                                    Exhibit A


                             Plan of leased Premises


                                [picture omitted]

                                   EXHIBIT RR

                              Rules and Regulations

         1. The sidewalks, entrances, passages, courts, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant.

         2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior consent of Landlord. No curtains, blinds, shades, or screens shall be attached or hung in, or used in connection with, any window or door of the premises demised to any tenant or occupant, projections, curtains, blinds, shades, screens, or other fixtures permitted by Landlord must be of a quality type, design and color, and attached in a manner, approved by Landlord.

         3. No sign, advertisement, object notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant of the Building without the prior consent of Landlord. Interior signs on entrance or vestibule doors, walls or directory tables, if any, shall be of a size, color and style approved by Landlord.

         4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed nor shall any bottles, parcels or other articles be placed on any window sills.

         5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other pars of the Building.

         6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

         7. No tenant or occupant shall mark, paint drill into, or in any way deface any part of the Building or the premises demised. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of the Landlord, and as Landlord may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in a manner approved by Landlord.

         8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises demised except that bicycles may be left at such bicycle racks, if any, as may be erected from time to time. No cooking shall be done or permitted in the Building by any tenant without the approval of Landlord. Minor ancillary use of a microwave oven shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

         9. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows.

         10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in locks or the mechanism thereof. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys of storerooms, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant.

         11. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors, and employees while making repairs or alterations in said premises.

         12. No premises shall be used, or permitted to be used, for lodging or sleeping, or for any immoral or illegal purpose.

         13. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires rubber side guards and such other safeguards as Landlord may require.

         14. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

         15. If the premises demised to any tenant becomes infested with vermin, rodents, insects, or pests, such tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefore as shall be approved by Landlord.

         16. Whether or not approval of Landlord is required under the lease, tenants arranging for work in any portion of the Building will refer all contractors, contractors' representatives and installation technicians rendering any service to them to Landlord for

Landlord's supervision and approval before the performance of any contractual services. This provision shall apply to all work performed in the Building including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building. Should a tenant require telegraphic, telephonic, annunciator or other communication services, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for heating without Landlord's prior written permission.

         17. Any deliveries, removals or relocations of large bulky or voluminous items, such as furniture, office machinery and equipment, etc., can only be made after obtaining approval from the Landlord and at those times specified by the Landlord. A tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done under the supervision of the Building manager, after written permission from Landlord. Persons employed to move such property must be acceptable to Landlord. Landlord shall have the right, reasonably exercised, to prescribe the weight and position of safes and other heavy equipment items, which shall in all cases, to distribute weight, stand on supporting devices approved by Landlord. Landlord hereby grants tenant's contractors reasonable access to the premises for the provision of services to the premises for water delivery other normal and customary services associated with the tenant's permitted use.

         18. All movement referred to in the Paragraph above shall be under the supervision of Landlord and in the manner agreed between the tenant and Landlord by prearrangement before performance. Such prearrangement initiated by a tenant will include determination by Landlord, and subject to Landlord's decision, as to the time, method, and routing of movement and as to limitations for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. The tenants are to assume all risks and indemnify and hold Landlord harmless, as to damage to articles moved and injury to persons engaged or not engaged in such movement, including without limitation equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this services for a tenant from the time of entering the property to completion of work, and Landlord shall not be liable for and the tenant shall indemnify and hold harmless Landlord from and against, act of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant unless caused by Landlord's willful act or omission. All damages done to the Building by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

         19. Each tenant shall keep its premises neat and clean. Landlord shall be in no way responsible to the tenants, their agents, employees or invitees for any loss of property from their premises or public areas or for any damages to any property thereon from any cause whatsoever unless caused by Landlord's willful act or omission.

         20. Nothing shall be swept or thrown into the corridors, halls, or stairways. No birds or animals shall be brought into or kept in, on or about the Building.

         21. No machinery of any kind other than standard office equipment shall be operated by a tenant on its leased premises without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed.

         22. Tenants shall not do anything, or permit anything to be done, in or on about the Building, or bring or keep anything therein, including without limitation any inflammable or explosive fluid or substance, that will in any way increase the possibility of fire or other casualty, or do anything in conflict with valid laws, rules or regulations of any governmental authority.

         23. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

                               CLERK'S CERTIFICATE
                               -------------------

         I, MICHELLE CHAMBERS, do hereby certify that I am the Clerk of New Tilt Inc. (the "Corporation), a Delaware corporation with its principal place of business in Somerville, Massachusetts, and that I have been duly elected and am presently serving in that capacity in accordance with the Bylaws of the Corporation.

         I further certify that by unanimous written consent of the directors of the Corporation, votes in the form of Rider A attached hereto were duly adopted by all present at a meeting of said directors duly called and as to which notice was duly given as required by law and the By-laws of the Corporation. The votes as specified are presently in full force and effect and have not been revoked or rescinded as of the date hereof.

         I further certify that as of this date the following is the current duly elected and acting officer of the Corporation who is authorized pursuant to the attached votes.


                          Michelle Chambers:            President
                          ------------------            ---------
                          Name                          Title






         IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 6th day of December, 2004.


                          /S/ MICHELLE CHAMBERS
                          -----------------------------------
                          Michelle Chambers, Clerk





         [CORPORATE SEAL]

                                     RIDER A
                                     -------


VOTED: That the Corporation be authorized on the signature of its President, Michelle Chambers, to enter into a leasing arrangement with CAMERON-ELMWOOD REALTY, LLC, a Massachusetts limited liability company (the "LESSOR") in respect of the Building known as and numbered 36 Cameron Avenue, Cambridge, Massachusetts, as evidenced by a lease (the "Lease") for same.


VOTED: That the Lease in the form submitted by the LESSOR be and is hereby approved, and that the named President is hereby authorized to execute, seal, and deliver such document on behalf of the Corporation with such changes therein as such officer so acting may deem necessary or desirable, the execution and delivery thereof to be conclusive evidence that the same have been separately authorized by the Directors of the Corporation.


VOTED: That the President of the Corporation is hereby authorized to execute and deliver such other documents, instruments, and certificates and to do such other acts as may be necessary or desirable to consummate the leasing arrangement approved above, the execution and delivery thereof or the doing of any such act to be the conclusive evidence that such has been separately approved by the Directors of the Corporation.